General information and significant event of the year	12 Months Ended
Dec. 31, 2021
General information and significant event of the year
General information and significant event of the year

1  General information and significant event of the year

1.1 General Information

Corporación América Airports S.A. (the “Company” or “CAAP”) is a holding company primarily engaged through its operating subsidiaries in the acquisition, development and operation of airport concessions. The Company and its operating subsidiaries are collectively referred to hereinafter as the “Group”.

The Company’s shares trade on the New York Stock Exchange (“NYSE”) under the symbol “CAAP”.

The Company was formed as a private limited liability company under the laws of the Grand Duchy of Luxembourg on December 14, 2012. The Company is ultimately controlled by Southern Cone Foundation (“SCF”), a foundation organized under the laws of the Principality of Liechtenstein. The address of its registered office is in Vaduz.

The Group currently has operations in Argentina, Brazil, Uruguay, Armenia, Italy, and Ecuador.

These Consolidated Financial Statements have been approved for issuance by the Board of Directors on March 23, 2022.

1.2 Significant event of the year - Covid-19 pandemic

Although Covid-19 virus disrupted the global economy and in particular the aviation industry during 2020 and 2021, there has been an increase in traffic across most countries in 2021 compared with the previous year as travel restrictions have been lifted mainly during the second semester of 2021.

In 2021, CAAP passenger traffic increased 41.5% compared to 2020 with 35.7 million passengers served (25.2 passengers served in 2020) and decreased 57.6% compared to 2019 (84.2 passengers served in 2019).

Several measures to mitigate the effect of the pandemic implemented in 2020 continue to be in force.

In this context, CAAP formed a crisis committee composed of the Company’s CEO and operating CEOs of each subsidiary to assess its operations, including reductions in operating costs while maintaining quality and safety standards. The Company has been and continues to be involved in conversations with the relevant regulatory agencies and aviation and transportation authorities, in each of its countries of operations, to review mitigation measures as it navigates this unprecedented environment.

The Company continues developing a four-pronged strategy aiming at mitigating the negative impact of the Covid-19 virus on its business, as follows:

●	Employees and passengers: The Company enhanced safety and hygiene protocols across its airports to protect the well-being of passengers and operating personnel. As travel bans are lifted and commercial flights resume across all countries, CAAP developed and established customized protocols to ensure the maximum health standards across the Company’s airport network, allowing an increase in the traffic of passengers. These protocols were approved by the respective regulatory agencies and health authorities. These include sanitization and social distance measures, screening and biocontrol procedures for all passengers travelling through CAAP’s airports.

1 General information and significant event of the year (Cont.)

1.2  Significant event of the year - Covid-19 pandemic (Cont.)

●	Cost controls and cash preservation initiatives: CAAP introduced reductions in operating costs by:
-	Reducing personnel expenses including salary reductions, suspension of salary increases and freezing new hiring, mandatory use of pending vacations and/or advancing vacations to employees when possible, placing operating employees on furlough in certain geographies and personnel layoffs due to downsizing of operations.
-	Reducing maintenance and other operating expenses while maintaining the quality and safety standards

Beginning on April 2020 and during 2020, the Company also aggressively managed working capital by negotiating with its suppliers the extension of payment terms and reducing its capex program.

◾	Negotiations with regulatory bodies and government support: The Company has been involved in discussions with regulatory agencies renegotiating concession fees payments aligned to the current environment (Note 23) and obtaining financial re-equilibrium through, for instance, the extension of the concession terms (Note 26.b). As of December 31, 2021, discussions with regulatory agencies are still ongoing related to the Brazilian concessions (Note 26.b).
◾	Concession agreements compensations: Under the concession contracts framework, the amounts and mechanisms for compensation have been and are being negotiated with authorities and include generally a reduction in the concession fee amount and/or mandatory capex, increasing tariffs, extending the tenor of the concession or a combination thereof. The Company is engaged in these processes that require going through administrative regulatory channels. Please refer to Note 8,22,26.b) and 33 for additional information.
◾	Financial position and liquidity: As cash preservation has been a critical focus, the Company has taken the following measures during 2020 and 2021:
-	Reducing non-mandatory capital investments and deferring non-priority projects.
-	Implementing a set of cost control measures to reduce operating expenses and negotiate payment terms with suppliers to limit or defer cash outflows.
-	Obtaining a deferral of principal and interest debt payments and obtaining additional funding, waivers and other measures when is needed to provide guarantees to financial institutions and other suppliers, see further information in Note 22.

Management continuously monitors the Group’s performance through passenger and cargo traffic indicators, revenue and cost evolution, liquidity projections (including the cost of additional collaterals that may be required in relation to the Brazilian Credit Facility Agreements and the outcome of the legal proceedings related to the fixed concession fee described in Note 22) and scenario planning. The result of this continued review determines the Group’s response strategy. These processes require the use of various internal and external reference points to build projections, including estimates from industry associations such as the Airport Council International (“ACI”) and the International Air Transport Association (“IATA”), which following Covid-19 vaccination campaigns both are expecting traffic to continue to improve during 2022. Based on the actions and assumptions described above, management has concluded that the Company’s current financial resources are sufficient to fund its liquidity requirements for the next twelve months.